UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
FLEETCOR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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FLEETCOR TECHNOLOGIES, INC. (FLT)ATTN: BRAD SLUTSKY 5445 TRIANGLE PARKWAY , STE 400 PEACHTREE CORNERS, GA 30092

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                  KEEP THIS PORTION FOR YOUR RECORDS— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLEETCOR TECHNOLOGIES, INC. (FLT)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Elect three Class II Directors nominated by the Board of Directors for a three-year term:	☐	☐	☐
Nominees:
01) Mark A. Johnson
02) Hala G. Moddelmog
03) Jeffrey S. Sloan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR" PROPOSALS 2, 3 AND 4.		For	Against	Abstain	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST" PROPOSAL 5.		For	Against	Abstain
2.	Ratify the selection of Ernst & Young LLP as FLEETCOR’s independent auditor for 2018	☐	☐	☐	5.	Stockholder proposal to declassify the Board of Directors	☐	☐	☐
3.	Advisory vote to approve named executive officer compensation	☐	☐	☐
4.	Amend the Company's Charter to eliminate the supermajority voting provisions in the Charter	☐	☐	☐	NOTE: This proxy will be voted as directed. If no direction is indicated, this proxy will be voted FOR ALL NOMINEES for Directors, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)			Date

ANNUAL MEETING OF STOCKHOLDERS OF
FLEETCOR TECHNOLOGIES, INC.
June 6, 2018
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at investor.fleetcor.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
i    Please detach along perforated line and mail in the envelope provided.    i
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

FLEETCOR TECHNOLOGIES, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS June 6, 2018

The undersigned hereby appoints Ronald F. Clarke and Eric R. Dey, and each of them, proxies with full power of substitution for and in the name of the undersigned, to vote all shares of stock of FLEETCOR TECHNOLOGIES, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held Wednesday, June 6, 2018, 10:00 a.m. EDT, and at any adjournments or postponements thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement dated April 27, 2018, and upon any other business that may properly come before the meeting or any postponements or adjournments thereof. The proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as follows and otherwise in their discretion upon all matters that may properly come before the meeting or any postponement or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2018.

FLEETCOR TECHNOLOGIES, INC.

Meeting Information
Meeting Type:	Annual
For holders as of:	April 18, 2018
Date: June 6, 2018	Time: 10:00 A.M. EDT
Location: FLEETCOR Technologies, Inc.
5445 Triangle Parkway
4th Floor
Peachtree Corners, GA 30092

FLEETCOR TECHNOLOGIES, INC.
ATTN: BRAD SLUTSKY
5445 TRIANGLE PARKWAY, STE 400
PEACHTREE CORNERS, GA 30092

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Material Available to VIEW or RECEIVE:
1. Form 10-K 2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX
(located on the following page) and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in
the box marked by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page)
in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2018 to facilitate timely delivery.

— How to Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information
that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX
available and follow the instructions.

Vote By Mail:	You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS.

1.	Elect three Class II Directors nominated by the Board of Directors for a three-year term:

Nominees:

01) Mark A. Johnson
02) Hala G. Moddelmog
03) Jeffrey S. Sloan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3 AND 4.

2. Ratify the selection of Ernst & Young LLP as FLEETCOR's independent auditor for 2018

3. Advisory vote to approve named executive officer compensation

4. Amend the Company's Charter to eliminate the supermajority voting provisions in the Charter

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 5.

5. Stockholder proposal to declassify the Company's Board of Directors

NOTE: This proxy will be voted as directed. If no direction is obtained, this proxy will be voted FOR ALL NOMINEES for Director, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.